FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT LOAN AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (this “Amendment”) is entered into as of March 31, 2024, by and between CUMBERLAND PHARMACEUTICALS INC., a Tennessee corporation (“Borrower”), and PINNACLE BANK, a Tennessee banking corporation (the “Lender”).
RECITALS:
A.    Borrower and Lender entered into that certain Amended and Restated Revolving Credit Loan Agreement dated as of September 5, 2023 (the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have such meaning as set forth in the Loan Agreement.
B.    Borrower and Lender desire to amend the Loan Agreement as provided herein.
    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
1.    In the event that Borrower breaches the requirements of Section 6.7 (Maximum Funded Debt Ratio) of the Loan Agreement, resulting in an Event of Default under Section 7.1(c) of the Loan Agreement (a “Leverage Default”), Borrower may cure such Leverage Default by (i) simultaneously providing to Lender, along with the Compliance Certificate reflecting a Leverage Default, a Borrowing Base Certificate in the form of Exhibit A attached hereto (a “Borrowing Base Certificate”) and (ii) agreeing to comply with the Borrowing Base requirements set forth below (the “Borrowing Base Requirements”). Borrower’s cure right set forth herein is specific to a Leverage Default and shall not be applicable to any other Event of Default under the Loan Agreement.
Borrowing Base Requirements.
(a)    Subsequent to the initial Borrowing Base Certificate provided in accordance with the paragraph above, Borrower shall commence providing monthly Borrowing Base Certificates to Lender within twenty (20) days of each calendar month end.
(b)    In the event that any such Borrowing Base Certificate (including the initial Borrowing Base Certificate) reflects an outstanding principal balance under the Note greater than the Maximum Revolver Amount, within one (1) Business Day, Borrower shall make such principal reduction payments on the Note as necessary to be in compliance with the Maximum Revolver Amount.
(c)    A failure by Borrower to comply with the Borrowing Base Requirements prior to Borrower providing proof of compliance with Section 6.7 of the Loan Agreement via a Compliance Certificate shall immediately result in an Event of Default under the Loan Agreement.

(d)    Once Borrower has provided proof of compliance with Section 6.7 of the Loan Agreement via a Compliance Certificate, the Borrowing Base Requirements shall no longer be applicable.
(e)    The following definitions shall apply to the Borrowing Base Requirements:
“Accounts” means all of Borrower’s accounts, as that term is defined in the UCC.
“Borrowing Base” means the sum of (a) 67.0% of Eligible Accounts Receivable less any discounts or rebates deducted from such Eligible Accounts Receivable, plus (b) cash on deposit with Lender, provided that item (b) shall at all times equal at least 50.0% of the outstanding principal balance of the Note.
“Customer” means any purchaser or lessee of goods, or recipient of services, from a Borrower Party, including without limitation account debtors liable on any Accounts.
“Dated Account” means any Account for which the applicable Borrower Party has not been paid in full before ninety (90) days after the date of the original invoice.
“Eligible Accounts Receivable” means Accounts of the Borrower Parties that meet each of the following conditions at the time each Account comes (or came) into existence and continue to meet the same until collected in full:
(i)    the Account arose from either (i) the bona fide outright sale by a Borrower Party of goods that have been shipped to a Customer, or (ii) a Borrower Party’s performance of services that have been fully performed for the respective Customer;
(ii)    the invoice relating to the Account was prepared, dated and billed (i) in the ordinary course of business, and (ii) within a reasonable time from the date the goods or services relating to such invoice were sold or performed;
(iii)    the Account is not subject to any assignment, claim, lien, or security interest of any character, except the security interest of Lender;
(iv)    the Account is not subject to any counterclaim or any claim for credit, set off, recoupment, allowance or adjustment by the Customer, and the Customer has not returned any of the goods from the sale of which the Account arose;
(v)    the Account arose in the ordinary course of business;
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(vi)    no notice of the bankruptcy, insolvency, or adverse change in the financial condition of the Customer has been received by any Borrower Party or Lender;
(vii)    the Account is not evidenced by a judgment, an instrument or chattel paper;
(viii)    the Account is not a Dated Account; and
(x)    the Customer obligated on the Account is not an Affiliate of any Borrower Party.
“Maximum Revolver Amount” means the lesser of (a) $20,000,000 or (b) an amount equal to the Borrowing Base.
2.    The following definitions set forth within Section 9.1 of the Loan Agreement are hereby amended and restated as follows:
“Guaranty” means collectively (a) that certain Guaranty dated as of July 31, 2017, executed by Cumberland Pharma Sales Corp. in favor of Lender, as such may be amended and/or restated from time to time, and (b) any other guaranty executed by a Guarantor in favor of Lender.
“Security Agreements” means collectively (a) that certain Borrower Security Agreement dated as of July 31, 2017 executed by Borrower in favor of Lender, as such may be amended and/or restated from time to time, and (b) that certain Guarantor Security Agreement dated as of July 31, 2017 executed by Cumberland Pharma Sales Corp. in favor of Lender, as such may be amended and/or restated from time to time.
“Stock Pledge Agreement” means that certain Stock Pledge Agreement dated as of July 31, 2017 executed by Borrower in favor of Lender, as such may be amended and/or restated from time to time, together with all stock powers and Regulation U forms, as may be applicable.
3.    As a condition precedent to the effectiveness to this Amendment, Borrower shall pay to Lender all fees and expenses set forth on the Closing Statement executed in connection herewith, including without limitation a $10,000 amendment fee and reasonable attorneys’ fees.
4.    The Loan Agreement is not amended in any other respect.
5.    Borrower reaffirms the terms and provisions of the Loan Documents and agrees that such are valid and binding, enforceable in accordance with their terms and provisions, and subject to no defense, counterclaim, or objection.
[signatures commence on following page]

94820176.5

    ENTERED INTO as of the date first written above.
                        BORROWER:
                        CUMBERLAND PHARMACEUTICALS INC.

By:      /s/ A.J. Kazimi_
                            A.J. Kazimi,
Chief Executive Officer

                        LENDER:

                        PINNACLE BANK

By:     /s/ Mark D. Mattson
                            Mark D. Mattson,
Senior Vice President

[Signature Page to First Amendment to Amended and Restated Revolving Credit Loan Agreement]

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EXHIBIT A
BORROWING BASE CERTIFICATE

This Borrowing Base Certificate is submitted pursuant to that certain Amended and Restated Loan Agreement dated as of September 5, 2023, by and between Cumberland Pharmaceuticals Inc. (the “Borrower”) and Pinnacle Bank (the “Lender”) (as such may be amended and/or restated from time to time, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have such meaning as set forth in the Loan Agreement:
    Borrower certifies that as of _____________________:
(a)    the outstanding principal balance under the Note is:                $
(b)    the amount of Eligible Accounts Receivable are:                    $
                                                  x.67.0%
                                    Total:        $
(c)    cash on deposit with Lender*:                            $

                                    Total:        $
(d)    the Borrowing Base is (the total set forth in (b) plus (c)):                $
(e)    the Maximum Revolver Amount is (the lesser of $20,000,000 and (d))        $
(f)    the outstanding principal balance under the Note does not exceed the Maximum Revolver Amount;
(g)    the representations and warranties made by the Borrower in the Loan Agreement are true and accurate; and
(h)    no Default or Event of Default has occurred and is continuing under the Loan Agreement.
*Provided that such must equal at least 50.0% of the outstanding principal balance of the Note.
                BORROWER:

    CUMBERLAND PHARMACEUTICALS INC.

    By:

    Title:

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